UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, on July 14, 2015, Celgene Corporation, a Delaware corporation (“Celgene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Receptos, Inc., a Delaware corporation (“Receptos”), and Strix Corporation, a Delaware corporation and a wholly-owned subsidiary of Celgene (“Acquisition Sub”), pursuant to which, among other things, subject to the terms and conditions of the Merger Agreement, Acquisition Sub will commence a tender offer (the “Offer”) for all of the outstanding shares of common stock of Receptos, par value $0.001 per share (the “Receptos Shares”), other than any Receptos Shares that are owned immediately prior to the commencement of the Offer by Celgene, Acquisition Sub, Receptos or any of their wholly-owned subsidiaries (the “Cancelled Receptos Shares”), at a purchase price of $232.00 per Receptos Share, net to the holder thereof in cash, subject to reduction for any applicable withholding taxes (the “Offer Price”). Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into Receptos, with Receptos surviving as a wholly-owned subsidiary of Celgene, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law without any stockholder approvals (the “Merger”). At the effective time of the Merger, each outstanding Receptos Share (other than any Cancelled Receptos Shares, Receptos Shares accepted for purchase pursuant to the Offer and Receptos Shares held by stockholders who have properly exercised appraisal rights under Delaware law) will be automatically converted into the right to receive an amount in cash equal to the Offer Price, without interest. The acquisition transaction has been approved by the boards of directors of both companies and is subject to customary closing conditions, including the tender of at least a majority of outstanding shares of Receptos common stock in the tender offer and expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The transaction is anticipated to close in 2015.

Celgene will acquire all of the outstanding shares of common stock of Receptos through a tender offer, followed by a merger. In the tender offer, Celgene will offer to purchase all of the outstanding shares of common stock of Receptos for $232.00 per share in cash, or an aggregate of approximately $7.2 billion, net of cash acquired. In connection with the proposed acquisition of Receptos, Celgene has obtained a $5.0 billion committed syndicated bridge facility (the “Bridge Facility”). No amounts are anticipated to be drawn under the Bridge Facility prior to the closing of the acquisition. Celgene expects to fund the transaction through a combination of existing cash and the issuance of approximately $5.0 billion of senior notes pursuant to a public offering. Upon closure of the senior notes offering, the Bridge Facility will be automatically terminated. The debt covenants on Celgene’s existing credit facility have been amended in order to accommodate the planned additional borrowing. Celgene may issue up to an additional $3.0 billion of senior notes for general corporate purposes consistent with normal financing activity before year-end.

The audited consolidated balance sheets of Receptos as of December 31, 2014 and 2013, and the related consolidated statements of operations and comprehensive loss, consolidated statements of convertible preferred stock and stockholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2014, the unaudited condensed consolidated balance sheets of Receptos as of March 31, 2015 and December 31, 2014, and the related unaudited condensed consolidated statements of operations and comprehensive loss and cash flows for each of the three months ended March 31, 2015 and 2014, and Celgene’s unaudited pro forma consolidated balance sheet as of March 31, 2015 and consolidated statements of income for the year ended December 31, 2014 and for the three months ended March 31, 2015, giving effect to the Merger as if it had occurred on January 1, 2014, are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. Celgene and Receptos undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond the control of either company, including the following: (a) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (b) the inability to complete the transaction due to the failure to satisfy conditions to the transaction; (c) the risk that the proposed transaction disrupts current plans and operations; (d) difficulties or unanticipated expenses in connection with integrating Receptos into Celgene; (e) the risk that the acquisition does not perform as planned; and (f) potential difficulties in employee retention following the closing of the transaction. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in the public reports of each company filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

d) Exhibits

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Receptos’ Audited Historical Consolidated Financial Statements and Related Notes
99.2	Receptos’ Unaudited Condensed Consolidated Financial Statements and Related Notes for the Three Months Ended March 31, 2015
99.3	Celgene’s Unaudited Pro Forma Combined Financial Statements and Related Notes

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: July 27, 2015	By:	/s/ Peter N. Kellogg
Peter N. Kellogg
Executive Vice President and
Chief Financial Officer
(principal financial and accounting officer)

Exhibit Index

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Receptos’ Audited Historical Consolidated Financial Statements and Related Notes
99.2	Receptos’ Unaudited Condensed Consolidated Financial Statements and Related Notes for the Three Months Ended March 31, 2015
99.3	Celgene’s Unaudited Pro Forma Combined Financial Statements and Related Notes